[PHOTO]

VANGUARD
SELECTED VALUE
PORTFOLIO

Annual Report
October 31, 1996


THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders

                                       1

                                  The Markets
                                 In Perspective

                                       3

                                  Report From
                                  The Adviser

                                       5

                                  Performance
                                    Summary

                                       7

                                   Portfolio
                                    Profile

                                       8

                                   Financial
                                   Statements

                                       10

                                   Report Of
                                  Independent
                                  Accountants

                                       16

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan



FELLOW SHAREHOLDER,

          Our first Annual Report on Vanguard Selected Value Portfolio covers the eight and one-half months since the Portfolio's inception on February 15, 1996. During this period, which was a bullish time for the U.S. stock market, your Portfolio earned only a modest positive return.

          While it would be, to say the least, premature to make any judgments about the Portfolio's performance during such a brief period, we acknowledge that the Portfolio's early record leaves something to be desired. Its return trails by more than seven percentage points the returns of both its benchmark index and the average mid-capitalization stock mutual fund. The table at right compares the Portfolio's total return (capital change plus reinvested dividends) since inception with those of the average mid-cap mutual fund and the unmanaged Russell Midcap Stock Index, the standards against which we measure our performance.



---------------------------------------------------------------
                                                 TOTAL RETURN
                                                FEBRUARY 15 TO
                                               OCTOBER 31, 1996
---------------------------------------------------------------
Vanguard Selected Value Portfolio                    +0.7%
---------------------------------------------------------------

Average Mid-Cap Fund                                 +8.6%
---------------------------------------------------------------

Russell Midcap Stock Index                           +8.3%
---------------------------------------------------------------


          The Portfolio's return is based on an increase in net asset value from $10.00 per share at the Portfolio's inception on February 15, 1996, to $10.07 per share on October 31, 1996. Included in this latter value is $.04 per share of accrued net investment income, which will be included in the income dividend to be distributed at the end of calendar 1996.

PERFORMANCE OVERVIEW

In the eight and one-half months covered by this Report, the stock market flourished in an environment of moderate economic growth and low inflation. When the Selected Value Portfolio began operations in mid-February, interest rates were rising sharply, as the U.S. economy showed surprising signs of strength, causing anxiety among investors about a pickup in inflation. By early July, long-term interest rates peaked at 7.2%, more than a percentage point above the levels prevailing at the time of the Portfolio's inception. As summer waned, however, so did concerns about inflation, and interest rates reversed course. By October 31, interest rates had receded, closing the period at 6.6%, so that the price of long-term U.S. Treasury bonds was down about -6% for the eight and one-half months.

          The broad stock market's advance during this period was steady, with the Standard & Poor's 500 Composite Stock Price Index providing positive returns in every month but July, when there was a sharp setback. At first, the Selected Value Portfolio participated fully in the market's advance, as its net asset value increased +7.8% from its beginning just four months earlier. However, while the overall stock market rebounded fairly quickly--and fully--from the sharp decline in July, the Portfolio regained only a small part of the ground it lost.

          The explanation for our underperformance is simple: some of our adviser's stock selections performed poorly, as the improved operating results did not materialize as expected. In general, the market sectors our adviser emphasized were about neutral in their impact on our performance.

          Our Portfolio and other mid-capitalization stock funds were at a slight disadvantage during the period because of the market's bias toward large-cap stocks over small- and mid-cap stocks and toward growth stocks over value stocks. Returns on these two conventional market pairings tend to converge over longer periods but often diverge over shorter periods. Since our Fund's inception, large-cap stocks outperformed mid-cap stocks by about 1.7 percentage points; growth stocks earned an edge of about 1.1 percentage points over value stocks.

          While our market-lagging performance is certainly not pleasing, it is not surprising to see a divergence between the Portfolio's return and that of the market. As we stated in our Semi-Annual Report, the Selected Value Portfolio is subject not only "to the inevitable downturns that are part and parcel of investing in the stock market" but also to "the incremental risk associated with our strategy of keeping the Portfolio's holdings concentrated among 30 to 40 stocks." Because of this portfolio concentration (we held only 26 stocks at fiscal year end) and our strategy of investing in out-of-favor stocks of companies in challenging special situations, the Portfolio may at times significantly lag the market averages. Over time, however, we expect it will also enjoy periods when its performance exceeds that of the market. We remain confident in the investment strategy of the Portfolio and the ability of our adviser to execute this strategy, and we thank you, as a charter shareholder in the Selected Value Portfolio, for your confidence in Vanguard. We trust that you share our view that, in the final analysis, it is only the long run that matters.

IN SUMMARY

The U.S. stock market has been on the rise--with only a few brief setbacks--for nearly 15 years. So, it seems appropriate to note that the ever-present risks of investing in stocks may be higher now than for some time. Vanguard Selected Value Portfolio is fully exposed to those risks and, we reiterate, to the additional risk of investing in a relatively concentrated group of stocks. The sailing, in short, will not always be smooth. Nevertheless, we believe the Portfolio can be a sensible part of a balanced investment portfolio of stock funds, bond funds, and money market funds. Further, we believe that investors who "stay the course" with balanced portfolios consistent with their own financial objectives have little to fear from rough seas in the financial markets.


/s/ JOHN C. BOGLE                                       /s/ JOHN J. BRENNAN

Chairman of the Board                                   President

November 15, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED OCTOBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The past twelve months were truly rewarding for common-stock investors in the United States, particularly those who emphasized larger companies. As noted in the table, the Standard & Poor's 500 Composite Stock Price Index gained 24.1% for the fiscal year, while the Russell 2000 Small Stock Index posted a 16.6% advance. The strong absolute returns can be attributed primarily to solid earnings growth, continued low inflation, and the expectation on the part of investors that this environment will prevail over the near term.

          Among larger-capitalization issues, the best performing sector was financial, with a 39.0% advance. Leading this group were banks and brokerage firms. Banks benefited from the relative stability of economic growth--which could be expected to result in both growing demand for loans and low default rates; brokerage firms continued to reap the benefits of positive equity markets. Energy issues also posted very strong results (33.1%), reflecting the pronounced increase in oil prices from $17.98 per barrel to $23.35 during the past twelve months.

          Technology issues probably exhibited the greatest disparity of any sector. The best performers were generally larger companies with dominant positions in their industries; many of these firms rose 30% or more compared to 16.9%, in aggregate, for the technology holdings in the S&P 500 Index. By contrast, technology was the worst-performing sector within the Russell 2000 Index, with a scant 2.9% return over the fiscal year.


---------------------------------------------------------------------------------------
                                                    AVERAGE ANNUALIZED RETURNS
                                                  PERIODS ENDED OCTOBER 31, 1996
                                            -------------------------------------------
                                                  1 YEAR        3 YEARS         5 YEARS
---------------------------------------------------------------------------------------
Equity
     S&P 500 Index                                24.1%          17.7%            15.5%
     Russell 2000 Index                           16.6           11.2             14.8
     MSCI-EAFE Index                              10.8            6.9              8.0
---------------------------------------------------------------------------------------
Fixed-Income
     Lehman Aggregate Bond Index                   5.9%           5.6%             7.7%
     Lehman 10-Year Municipal
       Bond Index                                  5.0            5.2              7.7
     Salomon 90-Day U.S. Treasury Bills            5.3            5.0              4.4
---------------------------------------------------------------------------------------
Other
     Consumer Price Index                          3.0%           2.8%             2.9%
---------------------------------------------------------------------------------------

          In sum, investors displayed a strong preference for companies with "predictable" earnings streams. One unusual note: the price/earnings ratio of the S&P 500 Index rose 17% (from 15.8 to 18.5) during the last twelve months, despite a rise in interest rates. In general, the P/E ratio moves inversely with interest rates.

U.S. FIXED-INCOME MARKETS

While U.S. stock investors relished their solid gains, bond investors were not so fortunate. Interest rates, as reflected in the 30-year U.S. Treasury yield, fell from 6.33% on October 31, 1995, to 5.95% two months later. At that time, analysts anticipated an environment of slow economic growth and harbored almost no concern about potential increases in inflation. Underscoring that view, the Federal Reserve Board's Open Market Committee cut both the discount rate and the Federal funds rate by 0.25% in late January.

          Economic data soon suggested a different scenario--one characterized by accelerating economic activity. A range of indicators pointed toward more rapid growth than anticipated, but none concerned the bond market as much as the ongoing increases in employment. In many analysts' view, continued job growth would probably lead to higher wage rates, which might not be offset by improvements in productivity. The net result would be higher inflation, the bane of bond investors. Such concerns caused the 30-year U.S. Treasury yield to climb to 7.19% in early July. From that point forward, interest rates declined, although in an erratic pattern, leaving the long-term Treasury yield at 6.64% by the end of October.

          Three categories of bonds did benefit their investors, at least on a relative basis, over the past year: short-maturity portfolios, low-quality issues, and municipals. Short-maturity investors saw a small increase in rates (0.18% for the 3-year U.S. Treasury bond). Owners of junk bonds earned positive returns as lower-quality, higher-yielding issues generally fare well during periods of steady growth; a modest increase in inflation can be beneficial to junk-bond issuers (the Lehman High Yield Bond Index gained 11.1%). Municipal bonds, freed from investor worries over the proposed "flat tax," performed exceptionally well and, to some extent, seemed immune to the inflation concerns of the taxable market. In fact, the yield on the benchmark 30-year municipal fell -0.05% during the twelve months, while the yield on the comparable-maturity U.S. Treasury issue rose 0.31%.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. equity markets fared quite well over the fiscal year, with one major exception: Japan. For the past twelve months, the Morgan Stanley Capital International-Europe, Australasia, Far East Index (which covers all major markets outside North America) posted a total return of 10.8% in dollars, after a 5.1% increase in the value of the U.S. dollar over foreign currencies. Nearly all of this return was generated in the European markets, where the dollar return was 17.9% compared to 3.5% for the Pacific Basin. Aside from Japan (-0.7% in dollars) and Singapore (-3.1%), markets in the Pacific Basin provided very strong returns, as evidenced by Hong Kong (28.0%) and Australia (18.3%).

          The variation in returns across and within regions can be attributed to differing environments and expectations for growth and inflation. In Europe, many governments focused on the deficit-spending guidelines mandated by the Maastricht Treaty for the conversion to a common European currency unit (the
ECU). The Treaty stipulated that deficit spending not exceed defined levels--with the idea that restraint would keep inflation to reasonable levels. Over the past year, many governments reaffirmed their commitments to the ECU and cut spending accordingly. Investors took this as an indication that inflation would remain modest and economic growth tepid. The result was a strong boost to high-quality growth stocks across Europe.

          The Japanese market continues to suffer because the long-anticipated economic recovery has yet to materialize in a meaningful way. Despite some positive signs, such as improving corporate profits, the Japanese economy continues to perform in a lack-luster fashion.

REPORT FROM THE ADVISER

[PHOTO]

          During the second half of our first fiscal year, Vanguard Selected Value Portfolio declined in value by -5.3%, compared to total returns of 3.9% for the Russell Midcap Stock Index and 1.6% for the average mid-capitalization stock fund. This reduced the total return for the Portfolio's first eight and one-half months of operations to 0.7% versus 8.3% for the Index and 8.6% for the average mid-cap stock fund.

          Needless to say, as advisers and shareholders, we are not pleased. However, we recognize that the concentrated, event-driven nature of our investment philosophy has always led to a lack of correlation with both the market and our competitive fund group. The effect has been--and will continue to be--substantial leads and substantial lags for the Portfolio relative to our benchmarks. Our task during the lagging periods is to redouble our efforts to capitalize on the very situations that have caused us to fall behind. This will produce, when we are correct, greater rewards and a lower level of portfolio risk. Although, historically, periods of lagging performance have always been followed by periods of superior performance, we have never managed to get used to the subpar periods. For more specific details about the Portfolio's performance, please see the Message To Shareholders on pages 1 and 2.

          In the February 15 to October 31 period, the median return from the stocks in our portfolio (meaning half of the stocks did better and half worse) was 3.3%, 4.4% behind the market. The problem for us, as it has been in other difficult periods, was that a few negative, company-specific events occurred simultaneously. Interestingly, and again as usual, the culprits were new investments.

          While we try not to be early, we often are. In each case, we expected that an undervalued company had reached a bottom, but it had not. Needless to say, we have traveled the country, visiting the companies in which we have invested, checking the numbers and modifying the forecasts. And in each instance, we have concluded that short-term adversity has presented us with a long-term opportunity and we have bought more.

          The difficult stocks included Mentor Graphics, which pre-announced very disappointing third-quarter earnings. Mentor has proprietary technology, a pristine balance sheet, strong free cash flow, and, we believe, a very bright future. Earnings visibility is, as usual, the critical issue here. Heilig-Meyers, a small-town furniture retailer, had lower growth in sales due in part to last year's excellent sales (which makes for tough comparisons) and in part to hurricane-disrupted sales in North Carolina and Puerto Rico. Sales, credit trends, and profit margins should improve from here. If the company returns to the margins it has consistently earned in the past, earnings should triple. Canandaigua Wine was hurt by high prices stemming from a poor grape harvest in California. Nothing cures high prices better than high prices, and the supply of grapes is expected to materially increase between 1997 and 2000. The earnings benefit from lower grape costs and the company's internal efficiencies should be very large.


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.

          We are not only happy with our purchases of these three companies--we feel very positive about the Portfolio overall, despite our view that economic and market conditions are likely to produce a restrained environment for common stocks. In positioning the Portfolio, we never become involved in "top down" or economic sector weightings, believing that the "special situation" aspect of each of our stocks is the critical consideration. Still, we keep an eye on the Portfolio's sector positions. In general, our current investments are more heavily concentrated in areas sensitive to spending on capital goods and consumer durable goods, with less emphasis on the energy, financial, and technology sectors. Our belief is that industry, sector, and economic effects are likely to be, for the most part, temporary influences on share prices. Nevertheless, a continuation of the recent pattern of modest, consistent economic growth will, we expect, have a positive effect on the realization of individual stock values and on the performance of the Portfolio.

          As we begin the new fiscal year, the Portfolio comprises 26 stocks, with about 44% of total net assets concentrated in our ten largest holdings. Our average stock's price/earnings ratio is at about 68% of the average P/E ratio for the Russell Midcap Stock Index. Our average stock's price/book ratio is 54% of the Index's. And yet our average stock is expected to grow at a rate comparable to that of companies represented in the Index. We believe that this combination of depressed valuation and improving profitability continues to offer attractive return potential and relatively low levels of portfolio risk.

Barrow, Hanley, Mewhinney & Strauss, Inc.

November 8, 1996

PERFORMANCE SUMMARY: SELECTED VALUE PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 2/15/96-10/31/96
-------------------------------------------------------------------------------
                            SELECTED VALUE PORTFOLIO            RUSSELL INDEX*
FISCAL               CAPITAL         INCOME         TOTAL           TOTAL
YEAR                  RETURN         RETURN         RETURN          RETURN
-------------------------------------------------------------------------------
1996                   0.7%           0.0%           0.7%            8.3%
-------------------------------------------------------------------------------

*Russell Midcap Stock Index.

See Financial Highlights table on page 14 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: 2/15/96-10/31/96
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
               SELECTED VALUE   AVERAGE MID-CAP   RUSSELL MIDCAP
                 PORTFOLIO           FUND          STOCK INDEX
-------------------------------------------------------------------------------
February 1996      10,000            10,000             10,000
April 1996         10,630            10,701             10,422
July 1996           9,490             9,818              9,775
October 1996       10,070            10,863             10,833
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                       TOTAL RETURNS         FINAL VALUE OF A
                                      SINCE INCEPTION       $10,000 INVESTMENT
-------------------------------------------------------------------------------
SELECTED VALUE PORTFOLIO                   0.70%                  $10,070
AVERAGE MID-CAP FUND                       8.63                    10,863
RUSSELL MIDCAP STOCK INDEX                 8.33                    10,833
-------------------------------------------------------------------------------



SINCE INCEPTION TOTAL RETURNS: PERIOD ENDED 9/30/96*
--------------------------------------------------------------------------------------------------

                                                                         SINCE INCEPTION
                                    INCEPTION                 ------------------------------------
                                      DATE                    CAPITAL        INCOME         TOTAL
--------------------------------------------------------------------------------------------------
Selected Value Portfolio             2/15/96                  -0.60%          0.0%          -0.60%
--------------------------------------------------------------------------------------------------

*SEC rules require that we provide this total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PORTFOLIO PROFILE: SELECTED VALUE PORTFOLIO
OCTOBER 31, 1996

The Profile provides a snapshot of the Portfolio's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
---------------------------------------------------------------------
                                    SELECTED                  RUSSELL
                                       VALUE                   INDEX*
---------------------------------------------------------------------
Number of Stocks                          26                      789
Median Market Cap                      $0.7B                    $3.3B
Price/Earnings Ratio                   16.8x                    18.2x
Price/Book Ratio                        2.2x                     2.7x
Yield                                   0.6%                     1.8%
Return on Equity                       11.1%                    15.2%
Earnings Growth Rate                    1.3%                    15.5%
Foreign Holdings                        9.3%                       --
Turnover Rate                            25%                       --
Expense Ratio**                        0.75%                       --
Cash Reserves                           5.5%                       --

 *Russell Midcap Stock Index.
**Annualized.


INVESTMENT FOCUS
--------------------------------------------------------------------

[FIGURE 2]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------
Quanex Corp.                                                    5.0%
Harnischfeger Industries Inc.                                   4.9
Kirby Corp.                                                     4.8
H.B. Fuller Co.                                                 4.7
Valassis Communication                                          4.7
First Federal Financial Corp.                                   4.2
Canandaigua Wine Co., Inc. Class A                              4.2
International Specialty Products, Inc.                          4.0
Lear Corp.                                                      3.9
Heilig-Meyers Co.                                               3.8
--------------------------------------------------------------------
Top Ten                                                        44.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------------------------------------------------

                                               OCTOBER 31, 1996     OCTOBER 31, 1996
                                             ----------------------------------------
                                                SELECTED VALUE          S&P 500
                                             ----------------------------------------
Basic Materials   . . . . . . . . . . . . . .        14.6%                 6.3%
Capital Goods & Construction  . . . . . . . .        20.4                  8.6
Consumer Cyclical   . . . . . . . . . . . . .        24.7                 12.7
Consumer Staples  . . . . . . . . . . . . . .         4.4                 12.3
Energy  . . . . . . . . . . . . . . . . . . .         0.0                  9.6
Financial   . . . . . . . . . . . . . . . . .        10.4                 14.8
Health Care   . . . . . . . . . . . . . . . .        13.5                 10.4
Technology  . . . . . . . . . . . . . . . . .         6.9                 12.1
Transport & Services  . . . . . . . . . . . .         5.1                  1.4
Utilities   . . . . . . . . . . . . . . . . .         0.0                  9.7
Miscellaneous   . . . . . . . . . . . . . . .         0.0                  2.1
-------------------------------------------------------------------------------------

[PHOTO]

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts (ADRs) of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates a portfolio's characteristics in terms of market capitalization and relative valuation (growth, value, or a blend). For instance, if the upper right box of the grid is shaded, it indicates that a portfolio emphasizes large capitalization growth stocks.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of stocks in the portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth. For a portfolio, the weighted average P/E of the stocks it holds.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholder's equity (net income for the year / shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. Indicates the percentage of a portfolio's total net assets in its ten largest stocks (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on a few companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

[PHOTO]
FINANCIAL STATEMENTS
OCTOBER 31, 1996


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

          At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.


------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
SELECTED VALUE PORTFOLIO                          SHARES          (000)
------------------------------------------------------------------------
COMMON STOCKS (94.5%)
------------------------------------------------------------------------
BASIC MATERIALS (13.8%)
   H.B. Fuller Co.                               106,100      $   4,377
-  International Specialty
      Products, Inc.                             342,900          3,729
   Quanex Corp.                                  163,300          4,654
                                                            ------------
                                                                 12,760
                                                            ------------
CAPITAL GOODS & CONSTRUCTION (19.2%)
   Harnischfeger Industries Inc.                 113,500          4,540
   Keystone International, Inc.                  179,600          3,233
   Raychem Corp.                                  43,600          3,406
   Stewart & Stevenson
      Services, Inc.                             163,300          3,429
   Thomas & Betts Corp.                           76,100          3,225
                                                            ------------
                                                                 17,833
                                                            ------------
CONSUMER CYCLICAL (23.4%)
   Dillard Department Stores Class A              81,600          2,591
   Heilig-Meyers Co.                             267,900          3,483
-  Lear Corp.                                     98,000          3,626
-  Lechters Corp.                                498,000          2,303
   Snap-On Inc.                                   85,700          2,753
   Sturm, Ruger & Co., Inc.                      137,400          2,576
-  Valassis Communication                        239,800          4,316
                                                            ------------
                                                                 21,648
CONSUMER STAPLES (4.2%)
-  Canandaigua Wine Co., Inc.
      Class A                                    171,400          3,856
                                                            ------------

FINANCIAL (9.9%)
   American States Financial Corp.               100,100          2,365
   Bancorp Hawaii, Inc.                           73,500          2,912
-  First Federal Financial Corp.                 176,000          3,872
                                                            ------------
                                                                  9,149
                                                            ------------
HEALTH CARE (12.7%)
   Astra AB ADR                                   65,300          2,996
-  Magellan Health Services Corp.                171,400          3,149
   Novo-Nordisk AS ADR                            65,600          2,731
   Smith & Nephew PLC                            957,200          2,922
                                                            ------------
                                                                 11,798
                                                            ------------
TECHNOLOGY (6.5%)
-  Mentor Graphics Corp.                         318,400          2,667
-  Silicon Valley Group, Inc.                    204,100          3,393
                                                            ------------
                                                                  6,060
                                                            ------------
TRANSPORT & SERVICES (4.8%)
-  Kirby Corp.                                   228,600          4,458
                                                            ------------
------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost  $89,081)                                               87,562
------------------------------------------------------------------------

                                                    FACE
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.8%)
------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   5.58%, 11/1/96
   (Cost $6,296)                                  $6,296          6,296
------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
   (Cost $95,377)                                                93,858
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                                  (000)
------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
------------------------------------------------------------------------
Other Assets--Note C                                           $    444
Liabilities                                                      (1,636)
                                                            ------------
                                                                 (1,192)
------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------
Applicable to 9,199,745 outstanding
   $.001 par value shares
   (authorized 250,000,000 shares)                              $92,666
========================================================================

NET ASSET VALUE PER SHARE                                        $10.07
========================================================================
*See Note A in Notes To Financial Statements.
-Non-Income Producing Security.
ADR--American Depository Receipt.

------------------------------------------------------------------------
AT OCTOBER 31, 1996, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------
                                                  AMOUNT            PER
                                                   (000)          SHARE
------------------------------------------------------------------------
Paid in Capital                                  $92,843         $10.09
Undistributed Net
   Investment Income                                 324            .04
Accumulated Net
   Realized Gains                                  1,018            .11
Unrealized Depreciation--Note E                   (1,519)          (.17)
------------------------------------------------------------------------
NET ASSETS                                       $92,666         $10.07
========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


---------------------------------------------------------------------------
                                                  SELECTED VALUE PORTFOLIO
                                                               FEB. 15* TO
                                                             OCT. 31, 1996
                                                                     (000)
---------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                    $     437
    Interest                                                           218
                                                               ------------
        Total Income                                                   655
                                                               ------------
EXPENSES
    Investment Advisory Fees--Note B                                   190
    The Vanguard Group--Note C
        Management and Administrative                                  115
        Marketing and Distribution                                       4
    Taxes (other than income taxes)                                      3
    Custodian Fees                                                       5
    Auditing Fees                                                        4
    Shareholders' Reports                                                8
    Annual Meeting and Proxy Costs                                       2
                                                               ------------
        Total Expenses                                                 331
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  324
---------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                      1,018
---------------------------------------------------------------------------
UNREALIZED DEPRECIATION OF INVESTMENT SECURITIES                    (1,519)
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   (177)
===========================================================================

*Commencement of operations.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the reporting period. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


---------------------------------------------------------------------------
                                                  SELECTED VALUE PORTFOLIO
                                                               FEB. 15* TO
                                                             OCT. 31, 1996
                                                                     (000)
---------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                      $       324
    Realized Net Gain                                                1,018
    Unrealized Depreciation                                         (1,519)
                                                               ------------
        Net Decrease in Net Assets Resulting from Operations          (177)
                                                               ------------
DISTRIBUTIONS
    Net Investment Income                                               --
    Realized Capital Gain                                               --
                                                               ------------
        Total Distributions                                             --
                                                               ------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                         108,104
    Issued in Lieu of Cash Distributions                                --
    Redeemed                                                       (15,361)
                                                               ------------
        Net Increase from Capital Share Transactions                92,743
---------------------------------------------------------------------------
    Total Increase                                                  92,566
---------------------------------------------------------------------------
NET ASSETS
    Beginning of Period--Note F                                        100
                                                               ------------
    End of Period                                                  $92,666
===========================================================================

(1)Shares Issued (Redeemed)
    Issued                                                          10,732
    Issued in Lieu of Cash Distributions                                --
    Redeemed                                                        (1,542)
                                                               ------------
        Net Increase in Shares Outstanding                           9,190
===========================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.


---------------------------------------------------------------------------
                                                  SELECTED VALUE PORTFOLIO
                                                               FEB. 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                OCT. 31, 1996
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00
---------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                              .04
    Net Realized and Unrealized Gain (Loss) on Investments             .03
                                                               ------------
        Total from Investment Operations                               .07
                                                               ------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                --
    Distributions from Realized Capital Gains                           --
                                                               ------------
        Total Distributions                                             --
---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $10.07
===========================================================================

TOTAL RETURN                                                         0.70%
===========================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                               $93
    Ratio of Total Expenses to Average Net Assets                  0.75%**
    Ratio of Net Investment Income to Average Net Assets           0.75%**
    Portfolio Turnover Rate                                            25%
    Average Commission Rate Paid                                    $.0537
---------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires January 31, 1998, the Portfolio pays Barrow, Hanley, Mewhinney & Strauss, Inc., an investment advisory fee calculated at an annual percentage rate of average net assets. For the period ended October 31, 1996, the advisory fee represented an effective annual rate of 0.40% of the Portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Directors. At October 31, 1996, the Portfolio had contributed capital of $8,000 to Vanguard (included in Other Assets), representing 0.04% of Vanguard's capitalization. The Portfolio's directors and officers are also directors and officers of Vanguard.

D. During the period ended October 31, 1996, the Portfolio purchased $101,188,000 of investment securities and sold $13,124,000 of investment securities, not counting U.S. Government securities and temporary cash investments.

E. At October 31, 1996, net unrealized depreciation of investment securities for financial reporting and Federal income tax purposes was $1,519,000, consisting of unrealized gains of $6,327,000 on securities that had risen in value since their purchase and $7,846,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The Portfolio was organized on November 27, 1995, and its operations up to February 15, 1996, were limited to the sale and issuance of 10,000 shares of its common stock to an officer of the Portfolio's investment adviser.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Selected Value Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Portfolio (the "Portfolio") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period February 15, 1996 (commencement of operations) through October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 2, 1996





SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD SELECTED VALUE PORTFOLIO

This information for the fiscal year ended October 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 30.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.



All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
    and of each of the investment companies in The Vanguard Group; Director of Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
    Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
    Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
    Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
    American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
    University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
    NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
    Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
    Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
    Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com     http://www.vanguard.com

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
     Vanguard/Windsor Fund
     Vanguard/Windsor II
     Vanguard Equity Income Fund
     Vanguard Quantitative Portfolios
     Vanguard Selected Value Portfolio
     Vanguard/Trustees' Equity-U.S. Portfolio
     Vanguard Convertible Securities Fund

BALANCED FUNDS
     Vanguard/Wellington Fund
     Vanguard/Wellesley Income Fund
     Vanguard STAR Portfolio
     Vanguard Asset Allocation Fund
     Vanguard LifeStrategy Portfolios

GROWTH FUNDS
     Vanguard/Morgan Growth Fund
     Vanguard/PRIMECAP Fund
     Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
     Vanguard Explorer Fund
     Vanguard Specialized Portfolios
     Vanguard Horizon Fund

INTERNATIONAL FUNDS
     Vanguard International Growth Portfolio
     Vanguard/Trustees' Equity-International Portfolio


INDEX FUNDS
     Vanguard Index Trust
     Vanguard Tax Managed Fund
     Vanguard Balanced Index Fund
     Vanguard Bond Index Fund
     Vanguard International Equity Index Fund
     Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
     Vanguard Money Market Reserves
     Vanguard Admiral Funds

INCOME FUNDS
     Vanguard Fixed Income Securities Fund
     Vanguard Admiral Funds
     Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
     Vanguard Municipal Bond Fund
     Vanguard State Tax-Free Funds
        (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
     Vanguard Municipal Bond Fund
     Vanguard State Tax-Free Funds
        (CA, FL, NJ, NY, OH, PA)

Q9340-10/96

[PHOTO]